Execution Version

EIGHTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

EIGHTH AMENDMENT (this “Agreement”), dated as of March 23, 2023, by and among the Revolving Lenders set forth on the signature pages hereto (which constitute the Required Revolving Credit Lenders under the Credit Agreement), the Letter of Credit Issuers set forth on the signature pages hereto (which constitute all of the Letter of Credit Issuers), Aveanna Healthcare LLC, a Delaware limited liability company (the “Borrower”), the other Credit Parties, and Barclays Bank PLC, as the Administrative Agent (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of March 16, 2017 (as amended by that certain Joinder Agreement and Amendment, dated as of July 1, 2018, Amendment No. 2 to First Lien Credit Agreement, dated as of March 19, 2020, Amendment No. 3 to First Lien Credit Agreement, dated as of April 1, 2020, Second Joinder Agreement and Fourth Amendment, dated as of September 21, 2020, Third Joinder Agreement and Fifth Amendment, dated as of March 11, 2021, Extension Amendment to First Lien Credit Agreement, dated as of July 15, 2021, Seventh Amendment to First Lien Credit Agreement, dated as of August 9, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Aveanna Healthcare Intermediate Holdings LLC, a Delaware limited liability company, the Borrower, the lending institutions from time to time party thereto, and Barclays Bank PLC, as the Administrative Agent, the Collateral Agent, a Letter of Credit Issuer, and a Lender (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower may amend the sublimit for Letters of Credit and the definition of “Letter of Credit Commitment” with the consent of each Letter of Credit Issuer, the Required Revolving Credit Lenders and the Administrative Agent;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.
Eighth Amendment Effective Date Amendments to the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by, subject to the satisfaction of the conditions set forth in Section 2 below:

(i)
amending and restating the following definition:

“Letter of Credit Commitment” shall mean $40,000,000, as the same may be reduced from time to time pursuant to Section 3.1.

2.
Conditions Precedent.

Eighth Amendment Effective Date. This Agreement shall become effective on March 23, 2023 (the “Eighth Amendment Effective Date”), subject solely to the satisfaction or waiver by each of the Revolving Lenders party hereto (collectively, constituting the Required Revolving Credit Lenders), the Letter of Credit Issuers and the Administrative Agent of the following conditions precedent:

(i)
The Administrative Agent (or its counsel) shall have received this Agreement,

LEGAL_US_E # 169143234.6

executed and delivered by a duly Authorized Officer of (w) each Credit Party, (x) each Revolving

LEGAL_US_E # 169143234.6

Lender party hereto (collectively constituting the Required Revolving Credit Lenders), (y) each Letter of Credit Issuer and (z) the Administrative Agent.

(ii)
The Borrower shall have paid (which may occur substantially simultaneously with the effectiveness of this Agreement on the Eighth Amendment Effective Date) (x) all reasonable, documented and invoiced fees and documented out-of-pocket costs and expenses payable to the Administrative Agent in connection with this Agreement and (y) all reasonable fees, expenses and disbursements of Paul Hastings LLP, as counsel for the Administrative Agent, incurred in connection with the preparation, negotiation and execution of this Agreement to the extent invoiced at least three (3) Business Days prior to the date hereof.

(iii)
The Administrative Agent shall have received a certificate from the Chief Financial Officer of the Borrower (or other officer of the Borrower with similar responsibilities) certifying that (x) no Event of Default shall exist on the Eighth Amendment Effective Date or immediately after giving effect thereto, and (y) on and as of the Eighth Amendment Effective Date, all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

3.
Reaffirmation of the Credit Parties. Each Credit Party hereby consents to the terms of this Agreement and the amendment of the Credit Agreement effected hereby. Each Credit Party hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document). Each Credit Party acknowledges and agrees that any of the Credit Documents (as they may be modified by this Agreement) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement other than to the extent expressly contemplated hereby. Each Credit Party acknowledges and agrees that this Agreement is a Credit Document.

4.
Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing with the consent of the Persons required to sign such instrument by Section 13.1 of the Credit Agreement.

5.
Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

6.
GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.
Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or

2

LEGAL_US_E # 169143234.6

3

LEGAL_US_E # 169143234.6

unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.
Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts shall be deemed originals and taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement.

[Signature Pages Follow]

4

LEGAL_US_E # 169143234.6

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

BARCLAYS BANK PLC, as the Administrative Agent
By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

BARCLAYS BANK PLC, as a Revolving Credit Lender and a Letter of Credit Issuer
By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

Restricted - External

[Signature Page to Amendment]

Restricted - External

BANK OF MONTREAL,

as a Revolving Credit Lender and Letter of Credit Issuer

By: /s/Eric Oppenheimer

Name: Eric Oppenheimer

Title: Managing Director

[Signature Page to Amendment]

,

as a Revolving Credit Lender and Letter of Credit Issuer

By: /s/ Keshia Leday

Name: Keshia Leday

Title: Authorized Signatory

[Signature Page to Amendment]

Royal Bank of Canada,

as a Revolving Credit Lender and Letter of Credit Issuer

By: /s/ Sean Young

Name: Sean Young

Title: Authorized Signatory

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A.

as a Revolving Credit Lender

By: /s/ William R. Doolittle

Name: William R. Doolittle Title: Executive Director

[Signature Page to Amendment]

CREDIT SUISSE AG, Cayman Islands Branch, as a Revolving Credit Lender

By: /s/ Mikhail Faybusovich

Name: Mikhail Faybusovich

Title: Authorized Signatory

By: /s/ Cassandra Droogan Name: Cassandra Droogan

Title: Authorized Signatory

[Signature Page to Amendment]

AVEANNA HEALTHCARE INTERMEDIATE HOLDINGS LLC

By:_ /s/ David Afshar

Name: David Afshar

Title: Chief Financial Officer

AVEANNA HEALTHCARE LLC

By: /s/ David Afshar

Name: David Afshar

Title: Chief Financial Officer

[Signature Page to Amendment]

5 STAR HOME HEALTH SERVICES, LLC

AB INNOVATIONS HEALTH SERVICES INCORPORATED AMERICAN STAFFING SERVICES, INC.

ANDVENTURE, LLC

ANGEL'S TOUCH HOME CARE, LLC ASSURE HOME HEALTHCARE, INC. AVEANNA HEALTHCARE AS, LLC

AVEANNA HEALTHCARE INTERMEDIATE HOLDINGS LLC AVEANNA HEALTHCARE SENIOR SERVICES LLC

CARE AMERICA HOME CARE SERVICES, INC. CARE UNLIMITED, INC.

CHILD'S PLAY THERAPEUTIC HOMECARE INC D & D SERVICES, INC.

DAWSON THOMAS, INC. DM HOLDCO, INC.

EHS DE HOLDINGS, INC. EPIC ACQUISITION, INC.

EPIC HEALTH SERVICES (DE), LLC EPIC HEALTH SERVICES (PA), LLC EPIC HEALTH SERVICES, INC.

EPIC HEALTH SERVICES, INC. EPIC HEALTH SERVICES, INC. EPIC PEDIATRIC THERAPY, L.P.

EVERGREEN HOME HEALTHCARE, LLC FHH HOLDINGS, INC.

FIRSTAFF NURSING SERVICES, INC.

FIVE POINTS HEALTHCARE OF ALABAMA, LLC FIVE POINTS HEALTHCARE OF DE, LLC

FIVE POINTS HEALTHCARE OF GA, LLC FIVE POINTS HEALTHCARE OF NC, LLC FIVE POINTS HEALTHCARE OF PA, LLC

FIVE POINTS HEALTHCARE OF VIRGINIA, LLC FIVE POINTS HEALTHCARE, LLC

FIVE POINTS HEALTHCARE OF LOUISIANA, LLC FREEDOM ELDERCARE NY, INC.

FREEDOM HOME HEALTHCARE, INC. HEALTHCORPS, INC.

HOME HEALTH CARE OF NORTHERN NEVADA, LLC HOMEFIRST HEALTHCARE SERVICES, LLC

JED ADAM ENTERPRISES, LLC LCA HOLDING, INC.

LOVING CARE AGENCY, INC.

MEDCO RESPIRATORY INSTRUMENTS, INC. MILLENIUM HOME HEALTH CARE, INC. NURSES TO GO, L.L.C.

OPTION 1 BILLING GROUP, LLC OPTION 1 NORTHWEST ENTERAL, LLC OPTION 1 NUTRITION GROUP, LLC OPTION 1 NUTRITION HOLDINGS, INC. OPTION 1 NUTRITION SOLUTIONS, LLC OPTION 1 NUTRITION SOLUTIONS, LLC

OPTION I NUTRITION SOLUTIONS CA, INC. PEDIATRIA HEALTHCARE LLC PEDIATRIC HOME CARE, INC.

PEDIATRIC HOME HEALTH CARE HOLDINGS, INC.

[Signature Page to Amendment]

PEDIATRIC HOME NURSING SERVICES, INC. PEDIATRIC SERVICES HOLDING, LLC PEDIATRIC SERVICES OF AMERICA, LLC PEDIATRIC SERVICES OF AMERICA, LLC PEDIATRIC SPECIAL CARE, INC. PENNHURST GROUP, LLC

PREMIER HEALTHCARE SERVICES, LLC

PSA HEALTHCARE INTERMEDIATE HOLDING, LLC PYRA MED HEALTH SERVICES, LLC

RECOVER HEALTH OF IOWA, INC. RECOVER HEALTH OF MINNESOTA, INC. RECOVER HEALTH OF WISCONSIN, INC. RECOVER HEALTH SERVICES, LLC RECOVER HEALTH, INC. REHABILITATION ASSOCIATES, INC. SAINTS HOME HEALTHCARE, LLC SANTE GP, LLC

SANTE HOLDINGS, INC. TCG HOME HEALTH, LLC TCGHHA,LLC

TOTAL CARE, INC.

WILLOWBROOK HEALTH SYSTEMS, INC. WILLOWBROOK HOME HEALTH CARE AGENCY, INC. WILLOWBROOK HOSPICE, INC.

DOCTOR'S CHOICE HOLDINGS, LLC SIMONE HEALTH CARE, LLC DOCTOR'S CHOICE HOME CARE, LLC

FLORIDA HOMECARE SPECIALISTS OF CITRUS LLC NURSING PLUS, LLC

TIMELESS HOME CARE, LLC SLHHA HOLDINGS, LLC

SAVING LIVES HOME HEALTH AGENCY, LLC

DUNN & BERGER, INC. BERGER, INC.

BARRY & TAFFY, INC. ACCREDITED FMS, INC.

ACCREDITED RESPITE SERVICES, INC. COMFORT CARE HOME HEALTH SERVICES, LLC COMFORT CARE HOSPICE, L.L.C.

PREMIER MEDICAL HOUSECALL, LLC COMFORT CARE COSTAL HOME HEALTH, LLC

COMFORT CARE HOME HEALTH OF NORTH ALABAMA, LLC COMFORT CARE HOME HEALTH OF NORTHEAST ALABAMA, LLC COMFORT CARE HOME HEALTH OF WEST ALABAMA, LLC COMFORT CARE COASTAL HOSPICE, LLC

COMFORT CARE HOSPICE OF MIDDLE TENNESSEE, LLC SHEPHERDCARE HOSPICE LLC

By: /s/ David Afshar

Name: David Afshar

Title: Chief Financial Officer

[Signature Page to Amendment]